                                                                   EXHIBIT 10.41
                                                                   -------------

                     SECOND AMENDMENT TO CREDIT AGREEMENT
                     ------------------------------------

          SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of March 3, 2000, among CII TECHNOLOGIES, INC., a Delaware corporation ("Holdings"), COMMUNICATIONS INSTRUMENTS, INC., a North Carolina corporation (the "Borrower"), the lending institutions from time to time party to the Credit Agreement referred to below (the "Lenders"), BANK OF AMERICA, N.A. (as successor to NationsBank, N.A.), as an Issuing Lender and the Swingline Lender, and BANK OF AMERICA, N.A. (as successor to NationsBank, N.A.), as Administrative Agent (in such capacity, the "Administrative Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                             W I T N E S S E T H :
                             - - - - - - - - - -

          WHEREAS, Holdings, the Borrower, the Lenders and the Administrative Agent are parties to an Amended and Restated Credit Agreement, dated as of June 19, 1998, and amended and restated as of March 19, 1999 (as amended, modified or supplemented through, but not including, the date hereof, the "Credit Agreement"); and

          WHEREAS, the parties hereto wish to amend certain provisions of the Credit Agreement as herein provided, subject to and on the terms and conditions set forth herein;

          NOW, THEREFORE, it is agreed:

          1.  Section 1.01 of the Credit Agreement is hereby amended by:

          (i) amending the definition of "Consolidated EBITDA" appearing therein by (a) deleting the word "and" appearing immediately before clause (x)(iv) thereof and (b) inserting the following text immediately after the parenthetical appearing in such clause (x)(iv) but before the comma after such parenthetical:

          ", and (v) up to $850,000 of costs associated with the relocation of the Borrower's plant currently at Camino Viejo a San Lorenzo #6881, y Rafael Perez Serna, Cd. Juarez, Chih. C.P. 32320";

          (ii) deleting the definition of "Excess Cash Flow" appearing therein and inserting in lieu thereof the following new definition of "Excess Cash Flow":

               "Excess Cash Flow" means, for any period, the remainder of (a) the sum of, without duplication, (i) Consolidated Net Income for such period and (ii) the amount of all non-cash charges included in determining Consolidated Net Income for such period, minus (b) the sum of, without duplication, (i) the amount of all Capital Expenditures made by Holdings and its Subsidiaries during such period (other than Capital Expenditures to the extent financed with equity proceeds, Asset Sale proceeds, insurance proceeds or Indebtedness), (ii) the amount of all Permitted Acquisitions made by Holdings and its Subsidiaries during such period (other than Permitted Acquisitions to the extent financed with equity proceeds, Asset Sale proceeds, insurance proceeds or Indebtedness),
          (iii) the aggregate amount of permanent principal payments of Indebtedness of Holdings and its Subsidiaries during such period (other than (A) repayments to the extent made with equity proceeds, Asset Sale proceeds, insurance proceeds or Indebtedness and (B) repayments of Loans, provided that repayments of Loans shall be deducted in determining Excess Cash Flow if such repayments were (x) required as a result of a Scheduled Repayment under Section 2.08(c)(i) or (c)(ii) or (y) made as a voluntary prepayment with internally generated funds (but in the case of a voluntary prepayment of Revolving Loans or Swingline Loans only to the extent accompanied by a voluntary reduction to the Aggregate Revolving Commitment)), (iv) any non-cash credits (including from sales of assets and insurance recoveries) included in determining Consolidated Net Income for such period, (v) non-cash charges added back in a previous period pursuant to clause (a)(ii) above to the extent any such charge has become a cash item in the current period, and (vi) the amount of all cash payments made by the Borrower pursuant to Section 2.5 of the Acquisition Agreement during such period.";

          (iii) inserting the following new definition of Level V in the appropriate alphabetical order therein:

          "Level V" has the meaning specified in Section 2.09(a)(ii)."; and

          (iv) deleting in their entirety the definitions of "Adjusted Consolidated Working Capital", "Consolidated Current Assets" and "Consolidated Current Liabilities" appearing therein.

          2.  Section 2.09 of the Credit Agreement is hereby amended by:

          (i) deleting the table appearing in clause (a)(ii) thereof in its entirety and inserting in lieu thereof the following new table:

                                                   Applicable Margin
                                                   -----------------
                                           LIBOR                       Base Rate
Consolidated Senior Leverage
Ratio is less than 0.50 to 1.00
("Level I")                                1.500%                       0.500%

Consolidated Senior Leverage


Ratio is less than 1.00
to 1.00 but greater than or equal
to 0.50 to 1.00

("Level II")                             2.000%                      1.000%
Consolidated Senior Leverage
Ratio is less than 1.75 to 1.00 but
greater than
or equal to 1.00 to 1.00

("Level III")                            2.250%                      1.250%
Consolidated Senior Leverage
Ratio is less than 2.50 to 1.00 but
greater than or
equal to 1.75 to 1.00

("Level IV")                             2.500%                      1.500%
Consolidated Senior Leverage
Ratio is greater than or equal
to 2.50 to 1.00                          2.750%                      1.750%
("Level V")

          (ii) deleting the text "Level IV" in each place where it appears in clause (a)(iii) thereof and inserting in lieu thereof in each such place the text "Level V"; and

          (iii) deleting the percentages "2.250%" and "3.250%" appearing in clause (b) thereof and inserting in lieu thereof the percentages "2.500%" and "3.500%", respectively.

          3.  Section 2.10 of the Credit Agreement is hereby amended by:

          (i) inserting the following new row in the table appearing in clause
(a) thereof immediately following the last row of such table:

          "Level V          0.500%"; and

          (ii) deleting the text "Level IV" in each place where it appears in the provisos to clause (a) thereof and inserting in lieu thereof in each such place the text "Level V".

          4.  Section 3.08 of the Credit Agreement is hereby amended by:

          (i) inserting the following new row in the table appearing in clause
(a) thereof immediately following the last row of such table:

          "Level V          2.750%"; and

          (ii) deleting the text "Level IV" in each place where it appears in the provisos to clause (a) thereof and inserting in lieu thereof in each such place the text "Level V".

          5. Section 8.08(a) of the Credit Agreement is hereby amended by deleting the table appearing therein in its entirety and inserting in lieu thereof the following new table:

               "Fiscal Quarter Ending On                      Ratio
               -------------------------                      -----

               December 31, 1999                            1.50:1.00
               March 31, 2000                               1.50:1.00
               June 30, 2000                                1.50:1.00
               September 30, 2000                           1.50:1.00
               December 31, 2000                            1.60:1.00
               March 31, 2001                               1.65:1.00
               June 30, 2001                                1.70:1.00
               September 30, 2001                           1.75:1.00
               December 31, 2001                            1.80:1.00
               March 31, 2002                               1.85:1.00
               June 30, 2002                                1.90:1.00
               September 30, 2002                           1.95:1.00
               December 31, 2002                            2.00:1.00
               March 31, 2003                               2.00:1.00
               June 30, 2003                                2.00:1.00
               September 30, 2003                           2.00:1.00
               December 31, 2003                            2.00:1.00
               March 31, 2004                              2.00:1.00".

          6. Section 8.08(b) of the Credit Agreement is hereby amended by deleting the table appearing therein in its entirety and inserting in lieu thereof the following new table:

               "Fiscal Quarter Ending On                      Ratio
               -------------------------                      -----

               December 31, 1999                            1.05:1.00
               March 31, 2000                               1.05:1.00
               June 30, 2000                                1.05:1.00
               September 30, 2000                           1.05:1.00
               December 31, 2000                            1.05:1.00
               March 31, 2001                               1.10:1.00
               June 30, 2001                                1.10:1.00
               September 30, 2001                           1.10:1.00

               December 31, 2001                            1.10:1.00
               March 31, 2002                               1.15:1.00
               June 30, 2002                                1.15:1.00
               September 30, 2002                           1.15:1.00
               December 31, 2002                            1.15:1.00
               March 31, 2003                               1.20:1.00
               June 30, 2003                                1.20:1.00
               September 30, 2003                           1.20:1.00
               December 31, 2003                            1.25:1.00
               March 31, 2004                              1.25:1.00".

          7. Section 8.09 of the Credit Agreement is hereby amended by deleting the table appearing therein in its entirety and inserting in lieu thereof the following new table:

                  "Period                                           Ratio
                   ------                                           -----

            December 31, 1999 through and                         5.80:1.00
            including March 30, 2000

            March 31, 2000 through                                6.25:1.00
            and including June 29, 2000

            June 30, 2000 through                                 6.00:1.00
            and including September 29, 2000

            September 30, 2000 through                            5.75:1.00
            and including December 30, 2000

            December 31, 2000 through                             5.50:1.00
            and including December 30, 2001

            December 31, 2001 through                             5.00:1.00
            and including December 30, 2002

            December 31, 2002 through                             4.50:1.00
            and including December 30, 2003
                                                                 4.00:1.00".
            December 31, 2003 and thereafter

          8. Section 8.10 of the Credit Agreement is hereby amended by deleting the table appearing therein in its entirety and inserting in lieu thereof the following new table:

   "Fiscal Quarter Ending On                    Amount
    ------------------------                    ------

   December 31, 1999                       $  30,000,000
   March 31, 2000                          $  30,000,000
   June 30, 2000                           $  30,000,000
   September 30, 2000                      $  30,000,000
   December 31, 2000                       $  31,000,000
   March 31, 2001                          $  32,000,000
   June 30, 2001                           $  32,500,000
   September 30, 2001                      $  33,000,000
   December 31, 2001                       $  33,500,000
   March 31, 2002                          $  34,000,000
   June 30, 2002                           $  34,500,000
   September 30, 2002                      $  35,000,000
   December 31, 2002                       $  35,250,000
   March 31, 2003                          $  35,750,000
   June 30, 2003                           $  36,000,000
   September 30, 2003                      $  36,500,000
   December 31, 2003                       $  36,750,000
   March 31, 2004                          $37,000,000".

          9. In order to induce the Lenders to enter into this Amendment, each of Holdings and the Borrower hereby represents and warrants that (i) the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the Second Amendment Effective Date (as defined below) (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date) and (ii) there exists no Default or Event of Default on the Second Amendment Effective Date, in each case after giving effect to this Amendment.

          10. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document.

          11. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with Holdings, the Borrower and the Administrative Agent.

          12. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          13. This Amendment shall become effective on the date (the "Second Amendment Effective Date") when Holdings, the Borrower and the Majority Lenders
(i) shall have signed a counterpart hereof (whether the same or different counterparts) and (ii) shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent; it being understood that all interest, letter of credit fees and commitment fees that have accrued prior to the Second Amendment Effective Date shall accrue at the respective rates provided for in the Credit Agreement prior to giving effect to this Amendment.

          14. From and after the Second Amendment Effective Date, all references in the Credit Agreement and each of the Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

          15. Each of Holdings and the Borrower hereby covenants and agrees that, so long as the Second Amendment Effective Date occurs, the Borrower shall pay to each Lender which executes and delivers to the Administrative Agent a counterpart hereof by the later to occur of (x) the close of business on the Second Amendment Effective Date or (y) 5:00 p.m. (New York time) on March 3, 2000, a cash fee in an amount equal to 20 basis points (.20%) of an amount equal to the sum of (a) such Lender's outstanding Term Loans plus (b) such Lender's Revolving Commitment, in each case as same is in effect on the Second Amendment Effective Date after giving effect to this Amendment. All fees payable pursuant to this Section 15 shall be paid by the Borrower to the Administrative Agent for distribution to the respective Lenders not later than the first Business Day following the Second Amendment Effective Date.

                                *      *      *

          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                              CII TECHNOLOGIES, INC.

                              By_______________________________________
                                Name:
                                Title:

                              COMMUNICATIONS INSTRUMENTS, INC.

                              By_______________________________________
                                Name:
                                Title:

                              BANK OF AMERICA, N.A.,
                                 as the Administrative Agent

                              By_______________________________________
                                Name:
                                Title:

                              BANK OF AMERICA, N.A., as an Issuing Lender

                              By_______________________________________
                                Name:
                                Title:

                              BANK OF AMERICA, N.A., as the Swingline Lender

                              By_______________________________________
                                Name:
                                Title:

                              BANK OF AMERICA, N.A., as a Lender

                              By
                                ---------------------------------------
                                Name:
                                Title:

                              ANTARES CAPITAL CORPORATION

                              By
                                ---------------------------------------
                                Name:
                                Title:

                              FIRST SOURCE FINANCIAL LLP
                              By: FIRST SOURCE FINANCIAL, INC., its
                              Agent/Manager

                              By
                                ---------------------------------------
                                Name:
                                Title:

                              PNC BANK, NATIONAL ASSOCIATION

                              By
                                ---------------------------------------
                                Name:
                                Title:

                              BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE, INC.

                              By
                                ---------------------------------------
                                Name:
                                Title:

                              By
                                ---------------------------------------
                                Name:
                                Title:

                              MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST

                              By
                                ---------------------------------------
                                Name:
                                Title:

                              JACKSON NATIONAL LIFE INSURANCE COMPANY
                              By: PPM America, Inc., as attorney-in-fact, on behalf of Jackson National Life Insurance Company

                              By
                                ---------------------------------------
                                Name:
                                Title:

                              VAN KAMPEN PRIME RATE INCOME TRUST

                              By
                                ---------------------------------------
                                Name:
                                Title:

                              SENIOR DEBT PORTFOLIO
                              By: Boston Management and Research, as Investment Advisor

                              By
                                ---------------------------------------
                                Name:
                                Title:

                              EATON VANCE SENIOR INCOME TRUST
                              By: Eaton Vance Management, as Investment Advisor

                              By
                                ---------------------------------------
                                Name:
                                Title:

                              STATE STREET BANK AND TRUST COMPANY, as Trustee for General Motors Employees Global Group Pension Trust

                              By
                                ---------------------------------------
                                Name:
                                Title:

                              CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, as trustee of the Antares Funding Trust created under the Trust Agreement dated as of November 30, 1999

                              By
                                ---------------------------------------
                                Name:
                                Title: